Exhibit 99.3
 Working File:https://drive.google.com/drive/u/0/folders/1xMRWmQg2IxJ1KvW0nG9UsJnbQzqygSwq

 Disclaimer      2  This Presentation has been prepared by Grab Holdings Inc. (the “Company”) and Altimeter Growth Corporation (the “SPAC”) in connection with a potential business combination involving the Company and the SPAC (the “Transaction”) and is preliminary in nature and solely for information and discussion purposes and must not be relied upon for any other purpose. The “Presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of the Company or the SPAC or any person on their behalf, the question-and-answer session that follows that oral presentation, copies of this document and any materials distributed at, or in connection with, that Presentation. By participating in the meeting, or by reading the Presentation slides, you will be deemed to have (i) agreed to the following limitations and notifications and made the following undertakings and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this Presentation. This Presentation is being delivered on a confidential basis. Neither this Presentation nor any of its contents may be disclosed or used for any purposes other than information and discussion purposes without the prior written consent of the Company. You agree that you will not copy, reproduce or distribute this Presentation, in whole or in part, to other persons or entities at any time without the prior written consent of the Company.This Presentation does not constitute an offer or invitation for the sale or purchase of the securities, assets or business described herein or a commitment of the Company or the SPAC with respect to any of the foregoing, and this Presentation shall not form the basis of any contract. The Company and the SPAC expressly reserve the right, at any time and in any respect, to amend or terminate this process, to terminate discussions with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding a transaction involving the Company and the SPAC.If the Transaction is pursued, the SPAC will be required to file a proxy statement/prospectus on Form F-4 relating to the business combination and other relevant documents with the U.S. Securities and Exchange Commission (“SEC”). You are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about the SPAC, the Company and their contemplated Transaction. 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The Company and the SPAC reserve the right to amend or replace this Presentation at any time but none of the Company or the SPAC, their respective subsidiaries, affiliates, legal advisors or financial advisors shall have any obligation to update or supplement any content set forth in this Presentation or otherwise provide any additional information to you in connection with the Transaction should circumstances, management's estimates or opinions change or any information provided in this Presentation become inaccurate.This Presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange act of 1934, as amended, and also contains certain financial forecasts and projections. All statements other than statements of historical fact contained in this Presentation, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or other similar expressions. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company and the SPAC as of the date of this Presentation, and may include, without limitation, changes in general economic conditions as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.  2

 Disclaimer (Cont’d)      2  The forward-looking statements and financial forecasts and projections contained in this Presentation are subject to a number of factors, risks and uncertainties, some of which are not currently known to us. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the proxy statement/prospectus on Form F-4 relating to the business combination, which is expected to be filed with the SEC, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible to predict all risks, nor assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause the Company’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. In addition, the analyses of the Company and the SPAC contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Company, the SPAC or any other entity. This Presentation also contains information, estimates and other statistical data derived from third party sources (including Euromonitor), including research, surveys or studies, some of which are preliminary drafts, conducted by third parties, information provided by customers and/or industry or general publications. Such information involves a number of assumptions and limitations and due to the nature of the techniques and methodologies used in market research, Euromonitor cannot guarantee the accuracy of such information. You are cautioned not to give undue weight on such estimates. The Company and the SPAC have not independently verified such third party information, and make no representation as to the accuracy of, such third party information. The 2018 and 2019 historical financial data included in this Presentation has been derived based on the Company’s 2018 and 2019 audited financial statements, which were prepared in accordance with International Financial Reporting Standards, or IFRS, and are subject to an update based on an ongoing audit in accordance with PCAOB standards. The 2020 historical financial data included in this Presentation has been derived based on the Company’s management accounts prepared in accordance with IFRS and is subject to an ongoing PCAOB audit completion. In addition, the Company’s quarterly financial data included in this Presentation is based on financial data derived from the Company’s management accounts that have not been reviewed or audited and are subject to further review and updates. This Presentation also includes references to non-IFRS financial measures. Such non-IFRS measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with IFRS. For example, Adjusted Net Revenue is a non-IFRS financial measure, which adjusts the Company’s net revenue by adding back excess incentives. Excess incentives occur when payments made to driver/merchant partners exceed the Company’s revenue received from such driver/merchant partners (excess incentives are calculated on a monthly basis for each country and not on a driver-by-driver basis). See Appendix for an explanation of how the Company calculates Adjusted Net Revenue from net revenue. Contribution Profit (Loss) is also a non-IFRS financial measure, defined as Adjusted Net Revenue less direct costs (adjusted net revenue less subsidies, financial services costs, rewards costs and other direct costs) and sales and marketing expense. The Company uses Contribution Profit (Loss) to evaluate its operating performance and trends. The Company believes that Contribution Profit (Loss) is a useful indicator of its profitability. See Appendix for an explanation of how Contribution Profit (Loss) is calculated from Adjusted Net Revenue. This Presentation also includes “Pre-InterCo” data that does not reflect elimination of intra-group transactions, which means such data includes earnings and other amounts from transactions between entities within the Company group that are eliminated upon consolidation. Such data differs materially from the corresponding figures post-elimination of intra-group transactions. See Appendix for a reconciliation. Additionally, to the extent that forward-looking non-IFRS financial measures are provided, they are presented on a non-IFRS basis without reconciliations of such forward-looking non-IFRS measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.Neither the Company and the SPAC nor any of their respective directors, officers, employees, advisors, representatives or agents make any representation or warranty of any kind, express or implied, as to the value that may be realized in connection with the Transaction, the legal, regulatory, tax, financial, accounting or other effects of a Transaction or the accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Transaction. Only those representations and warranties that are expressly made by the Company or the SPAC in a definitive written agreement with respect to the Transaction, if executed, and subject to the limitations and restrictions specified therein, shall have any legal effect.  3

 4  Today’s speakers  Peter OeyCFO, Grab  Ming MaaPresident, Grab  Brad GerstnerFounder & CEO, Altimeter  Anthony TanCo-Founder & CEO, Grab  Chris ConfortiPartner, Altimeter

 5  Transaction overview  Issuer  Altimeter Growth Corp. (Nasdaq: AGC)  PIPE Size  $4.04B  Price  $10.00 per common share  Valuation   $30.36B (Enterprise Value1)$39.55B (Equity Value2)  Anchor Order  $0.75B from Altimeter Capital Management and affiliates  Backstop   $500M of Trust Proceeds from Altimeter Capital Management and affiliates  Use Of Proceeds  Growth capital   Target Closing  July 2021  On pre-money basisOn post-money basis

 6  Altimeter overview – Grab’s long term partner  +  ~$16B  Total Firm AUM  ~$12B  Total Private Capital Managed  ~79%  Net IRR (VC)  Entrepreneur led firm dedicated to helping founders innovate and change the world Leading mid-stage silicon valley, growth VC brandLeading late-stage, crossover investorDeep public capital market relationshipsExtensive experience in direct listings, IPOs, and SPACs  Altimeter’s long term commitment  3 year lock-up on sponsor promote shares  Up to $1.2B PIPE investment from Altimeter Capital  Disclosures: Returns and AUM are estimated as of Dec 31, 2020. Total Firm AUM, Total Private Capital Managed, and Net IRR values Snowflake at its closing price on Dec 31, 2020 plus an illiquidity discount. The information on this page represents selected investments for illustrative purposes only and does not constitute an exhaustive list of Altimeter’s past and current investments. These returns were not generated by AGC, but instead by affiliates of AGC’s sponsor. And these returns were generated for different entities, with different beneficial owners, and with different investment strategies. In any case, past performance does not indicate, predict, or guarantee future performance.

   Drive Southeast Asia forward by creatingeconomic empowerment for everyone  OUR MISSION  To serve our communities and each other   HEART  Achieving our mission requires grit and drive   Kaizen, in big and small ways.Build on ground truths.  HUNGER  Trust in Grab makes our mission possible  Act with integrity. Build trust. Steward resources wisely.  HONOUR  Acknowledging that we are all a work-in-progress   Learn from every experience.Seek first to understand, then to be understood.Debate, align, execute.  HUMILITY  4 H PRINCIPLES – HOW WE STAY ON MISSION  7  Consumer first.OneGrab.Leaders coach, serve, and inspire.

 Our journey so far  8  2020  2014  2015  2016  2018  2019                                          2017  2012  2013  Mobility  Deliveries  Financial Services  Enterprise and Others   Country Expansion  Singapore  Philippines  Thailand  Indonesia  Vietnam  Myanmar  Cambodia  Malaysia  Acquisition of Uber's business in Southeast Asia  Launch of Grab’s first service – GrabTaxi  Selected for digital banking license in Singapore  Key Milestones  >$5B GMV  >$1B GMV  > $10B GMV >$1B Adj. Net Revenue   Product Expansion  GrabExpress  GrabShare  GrabPay  GrabAds  GrabDefence  GrabInvest  GrabMart  GrabKitchen  GrabInsure  GrabFinance  GrabFood  GrabBike  GrabCar  Note: Adjusted Net Revenue is a non-IFRS financial measure, which adjusts our net revenue by adding back excess incentives. Excess incentives occur when payments made to driver/merchant partners exceed Grab’s revenue received from such driver/merchant partners (excess incentives are calculated on a monthly basis for each country and not on a driver-by-driver basis). See Appendix for an explanation of how we calculate Adjusted Net Revenue from net revenue. Our net revenue on which our Adjusted Net Revenue is based is subject to an ongoing PCAOB audit.

   Everyday Everything App deeply integrated into consumers’ lives  9

 #1 Superapp in Southeast Asia  10          Digital Advertising  Deliveries  Insurance  PayLater  Invest          Digital Wallet & GrabPay Card    Alternative to traditional advertising mediums including prints, television, billboards, classifieds   Displace cash transactions    Alternative to traditional dining options including home-cooked food and dine-in restaurants  Financial Services    Health  Hotels  Bill Payment  More    Mobility  Alternative to traditional modes of transport including trains, buses and private cars  Express  Ride on the wave of e-commerce with parcel delivery services  Incumbents  Incumbents  Remittance    Incumbents  Incumbents  Loans    Incumbents

 Our scale and leadership in Southeast Asia        GMV in 2020  $12.5B  Adjusted Net Revenue in 2020  $1.6B  Transactions completed in 2020  1.9B    Deliveries1, Mobility and Financial Services2 by GMV  #1          Monthly Transacting Users3 as of Dec 2020  25M  Cities in 8 countries  400+  Registered Driver Partners as ofDec 2020  5M+  Merchant Partners and 2M+ GrabKios Agentsas of Dec 2020  2M  11  Source: Euromonitor for category position (information to be finalized prior to signing)Note: Our 2020 net revenue on which Adjusted Net Revenue is based is subject to an ongoing PCAOB auditAdjusted Net Revenue is a non-IFRS financial measure, which adjusts our net revenue by adding back excess incentives. Excess incentives occur when payments made to driver/merchant partners exceed Grab’s revenue received from such driver/merchant partners (excess incentives are calculated on a monthly basis for each country and not on a driver-by-driver basis). See Appendix for an explanation of how we calculate Adjusted Net Revenue from net revenueCategory position is based on 2020 ride hailing and online food delivery GMV and digital wallet payments TPVOnline food delivery category positionDigital wallet payments category positionMonthly Transacting Users (“MTUs”) is defined as monthly number of unique users who transact via Grab’s products, where transact means to have successfully paid for any of our products

 Creating Economic Empowerment for Everyone

 13  Southeast Asia is still in the early innings of online disruption        Digital financial services promotingfinancial inclusion  Online food delivery providing convenience  On-demand mobility addressing the infrastructure gap  % 2020 electronic transactions (volume)      % 2020 banked population (age >15)  % 2020 online penetration2% 2020 online penetration1    SE Asia  China  USA  SE Asia  China  USA  SE Asia  China  USA  Source: EuromonitorNote: SE Asia statistics on this page refer to Indonesia, Malaysia, Philippines, Singapore, Thailand and VietnamBased on % of total consumer foodservice that is ordered online (including online ordering for dine-in and takeaway)Based on % of total consumer expenditure on ride-hailing out of consumer expenditure on buses, coaches and taxis, and operation of personal transport equipment

 Grab is the category leader with growth and profitability at scale across segments  14  Deliveries  $3.2B 2020 GMV  $5.5B 2020 GMV  $8.9B 2020 TPV1  Scale  Growth  37% 2020 – 2022E GMV growth  203% 2018 - 2020 GMV CAGR  102% 2018 – 2020 TPV CAGR  Mobility  Financial Services  Profitability2  11% EBITDA % of GMV in 4Q20  30% Long Term EBITDA % of Adj. Net Revenue  2H21Target EBITDA Breakeven Year  Note: Scale, Growth, Profitability metrics by segment are pre-interco. Quarterly financial statistics are based on management accounts that have not been reviewed or audited and are subject to further review and updatesIncludes on-Grab and off-Grab transactionsRefers to segment EBITDA prior to regional costs

 Category leadership in Southeast Asia in terms of presence, scale and diversity   15    Years of operation    Category position1    Diversified business model across 8 countries with no single country contributing > 35% of Adj. Net Revenue  MobilityLargest last-mile transportation network  8          DeliveriesLargest delivery platform  3          Financial ServicesHave access to payments licenses in 6 core markets  3          1  1                                                                                                                                                                                                    IndonesiaSince 2014  SingaporeSince 2013  PhilippinesSince 2013  MalaysiaSince 2012  MyanmarSince 2017  VietnamSince 2014  ThailandSince 2013   CambodiaSince 2017        3  1  Source: Euromonitor for category positionSoutheast Asia refers to Indonesia, Malaysia, Singapore, Thailand, Philippines and Vietnam only. Category position is based on 2020 ride hailing and online food delivery GMV and digital wallet payments TPVOnline food delivery category positionDigital wallet payments category position  2

   16  Highly synergistic ecosystem designed to maximize usage and lower cost of service  Underpinned by proprietary technology and financial infrastructure    More Driver Partners    More Merchant Partners    More Consumers      More spending  More services and ease of access  More orders  Moreincome  More rides /deliveries / services  Higher earnings  Deep data-driven insights

 17  Bigger and faster spend by our consumers  GMV per user 1 by cohort, indexed to year 1 – including 2020  2016 Cohort  2017 Cohort  2018 Cohort  2019 Cohort  Year 1    1.00x    1.00x    1.00x    1.00x  Year 2    1.41x    1.49x    1.62x    1.45x  Year 3    1.93x    2.19x    2.06x  Year 4    2.75x    2.78x  Year 5    3.63x  Cohort GMV growth in 2020 despite COVID impact  Represents for Mobility and Deliveries, excluding non-consumer services such as GrabRentals and GrabKios

   Growing topline  GMV ($B)  Adj. Net Revenue ($B)    +40% CAGR    +96% CAGR  +42% CAGR  % GMV  7%  8%  13%  14%  13%  13%  Actual  Projected  Actual  Projected  18  Note: Our 2018, 2019 and 2020 net revenue on which Adjusted Net Revenue is based is subject to an ongoing PCAOB auditAdjusted Net Revenue is a non-IFRS financial measure, which adjusts our net revenue by adding back excess incentives. Excess incentives occur when payments made to driver/merchant partners exceed Grab’s revenue received from such driver/merchant partners (excess incentives are calculated on a monthly basis for each country and not on a driver-by-driver basis). See Appendix for an explanation of how we calculate Adjusted Net Revenue from net revenue

 Improving profitability  Contribution Profit1 ($B)    Actual  Projected  19  % Adj. Net Revenue      7%  21%  30%  37%  (118%)  (156)%  EBITDA2 ($B)    % Adj. Net Revenue      (52%)  (25%)  (5%)  10%  (220%)  (317)%  Actual  Projected  Mobility segment EBITDA positive since 4Q 2019  Note: Our 2018, 2019 and 2020 net revenue on which Adjusted Net Revenue is based is subject to an ongoing PCAOB auditContribution Profit (Loss) is a non-IFRS financial measure, defined as Adjusted Net Revenue less direct costs (adjusted net revenue less subsidies, financial services costs, rewards costs and other direct costs) and sales and marketing expense (marketing costs and acquisition costs). We use Contribution Profit (Loss) to evaluate our operating performance and trends. We believe that Contribution Profit (Loss) is a useful indicator of our profitabilityPost regional costs

 20  Deliveries is growing rapidly       +39% CAGR  +203% CAGR  Adj. Net Revenue (Pre-InterCo) as % GMV  GMV (Pre-InterCo) ($B)  Segment EBITDA1 (Pre-InterCo)as % Adj. Net Revenue    Actual  Projected  Actual  Projected  Actual  Projected  Take rate improvement to reach steady state  Note: The segment GMV, Adjusted Net Revenue and EBITDA figures shown here are "Pre-InterCo" data, which means such data includes earnings and other amounts from transactions between entities within the group that are eliminated upon consolidation. These figures differ materially from actual segment GMV, Adjusted Net Revenue and EBITDA. See Appendix for a reconciliation. Investors should not place undue reliance on such data. Our 2018, 2019 and 2020 net revenue on which Adjusted Net Revenue is based is subject to an ongoing PCAOB auditPrior to regional costs

 21  Mobility is EBITDA positive at scale    +35% CAGR      Actual  Projected  Actual  Projected  Actual  Projected  Take rate improvement to reach steady state  GMV (Pre-InterCo) ($B)  Segment EBITDA1 (Pre-InterCo)as % GMV  Note: The segment GMV, Adjusted Net Revenue and EBITDA figures shown here are "Pre-InterCo" data, which means such data includes earnings and other amounts from transactions between entities within the group that are eliminated upon consolidation. These figures differ materially from actual segment GMV, Adjusted Net Revenue and EBITDA. See Appendix for a reconciliation. Investors should not place undue reliance on such data. Our 2018, 2019 and 2020 net revenue on which Adjusted Net Revenue is based is subject to an ongoing PCAOB auditPrior to regional costs  Adj. Net Revenue (Pre-InterCo) as % GMV

 Financial Services offer a wide range of products and services  22  Singapore  Malaysia  Thailand  Philippines  Vietnam  Indonesia  Insurance  Wealth  Through a co-lending arrangement  Lending  Payments & Rewards  E-wallet  ✔  ✔  ✔  ✔  ✔  ✔  Rewards program  ✔  ✔  ✔  ✔  ✔  ✔  GrabPay Mastercard  ✔  -  ✔  -  -  -  PayLater  ✔  ✔  ✔  -  -  ✔  Smartphone financing  ✔  ✔  ✔  ✔  ✔  -  Driver cash loan / incentive advance  -  ✔  ✔  ✔1  ✔1  -  Merchant working capital loan   ✔  ✔  ✔  ✔  In progress  ✔  Merchant invoice financing  ✔  ✔  In progress  ✔  -  ✔  Driver insurance  ✔  ✔  In progress  In progress  ✔  ✔  Consumer insurance  ✔  ✔  ✔  ✔  ✔  ✔  Cash management  ✔   -  -  -  -  ✔

 23  Financial Services is expanding and diversifying     Adj. Net Revenue (Pre-InterCo) ($M)    +23% CAGR  TPV (Pre-InterCo) ($B)  19.1  0.5   2.2  +29% CAGR  +102% CAGR  7.8  8.9  11.0  14.6   off-Grab TPV   on-Grab TPV  GrabPayRewardsRemittance  Payments  Digibank  LoansDepositsBanking services  Financial Services   Lending  Insurance  Wealth  AutoAccident Travel  Cash loanPurchase financingUnsecured loan  Money market fundIndex fundRobo-advisory  Actual  Projected  Actual  Projected   Non-payments   Payments  630  439  376  342  359  90  Note: Our 2018, 2019 and 2020 net revenue on which Adjusted Net Revenue is based is subject to an ongoing PCAOB audit

 Key investment highlights  24  Massive underpenetrated opportunity  World-class management and shareholders  Proprietary and differentiated technology  Hyperlocal approach  Deeply integrated Superapp ecosystem  Category leadership at scale

   44    Appendix

 26  Reconciliation from Pre-InterCo to Post-InterCo GMV              Actuals      Projections      ($B)             2018  2019  2020  2021  2022  2023  Deliveries                                Pre-InterCo    0.6   2.9   5.5   7.5   10.6   14.7           InterCo adj.    0.0   0.0   0.0   0.0   0.0   0.0           Post-InterCo    0.6   2.9   5.5   7.5   10.6   14.7                           Mobility                              Pre-InterCo      4.6   5.7   3.2   4.2   6.1   7.9         InterCo adj.      0.0   (0.0)  (0.0)  (0.0)  (0.0)  (0.0)        Post-InterCo      4.6   5.7   3.2   4.2   6.1   7.9                           Financial Services                            Pre-InterCo        2.2   7.8   8.9   11.0   14.6   19.1       InterCo adj.        (1.7)  (4.2)  (5.1)  (6.0)  (6.8)  (7.7)      Post-InterCo        0.5   3.6   3.8   4.9   7.8   11.3                           Enterprise & Others                            Pre-InterCo        0.00   0.01   0.03   0.1   0.2   0.3       InterCo adj.        0.00   0.00  0.00  0.0  0.0  0.0      Post-InterCo        0.00   0.01   0.03   0.1   0.2   0.3                           Consolidated                          Pre-InterCo          7.4   16.4   17.6   22.8   31.5   42.0     InterCo adj.          (1.7)  (4.2)  (5.1)  (6.0)  (6.8)  (7.7)    Post-InterCo          5.7   12.2   12.5   16.7   24.7   34.2   Note: These figures are presented to show segment and consolidated metrics (a) before elimination of intra-group transactions, which means such data includes earnings and other amounts from transactions between entities within the group that are eliminated upon consolidation and (b) after elimination of intra-group transactions, which is the basis on which our consolidated financial data is prepared.

 27  Reconciliation from Pre-InterCo to Post-InterCo Adj. Net Revenue               Actuals      Projections      ($B)             2018  2019  2020  2021  2022  2023  Deliveries                                Pre-InterCo    0.0   0.2   0.8   1.2   1.6   2.2           InterCo adj.    (0.0)  (0.0)  (0.0)  (0.0)  0.0   0.0           Post-InterCo    0.0   0.2   0.8   1.2   1.6   2.2                           Mobility                              Pre-InterCo      0.4   0.6   0.5   0.8   1.2   1.6         InterCo adj.      (0.0)  (0.0)  (0.0)  (0.0)  (0.0)  (0.0)        Post-InterCo      0.4   0.6   0.5   0.8   1.2   1.6                           Financial Services                            Pre-InterCo        0.1   0.4   0.3   0.4   0.4   0.6       InterCo adj.        (0.1)  (0.1)  (0.1)  (0.1)  (0.2)  (0.2)      Post-InterCo        0.0   0.2   0.2   0.2   0.3   0.4                           Enterprise & Others                            Pre-InterCo        0.00   0.01   0.03   0.1   0.2   0.3       InterCo adj.        0.00   0.00  0.00  0.0   0.0   0.0       Post-InterCo        0.00   0.01   0.03   0.1   0.2   0.3                           Consolidated                          Pre-InterCo          0.5   1.2   1.7   2.5   3.4   4.7     InterCo adj.          (0.1)  (0.1)  (0.1)  (0.1)  (0.2)  (0.2)    Post-InterCo          0.4   1.0   1.6   2.3   3.3   4.5   Note: These figures are presented to show segment and consolidated metrics (a) before elimination of intra-group transactions, which means such data includes earnings and other amounts from transactions between entities within the group that are eliminated upon consolidation and (b) after elimination of intra-group transactions, which is the basis on which our consolidated financial data is prepared.

 28  Reconciliation from Pre-InterCo to Post-InterCo EBITDA              Actuals      Projections      ($B)             2018  2019  2020  2021  2022  2023  Deliveries                                Pre-InterCo    (0.2)  (0.8)  (0.3)  (0.0)  0.1   0.3           InterCo adj.    (0.0)  0.0   0.1   0.1   0.1   0.1           Post-InterCo    (0.2)  (0.8)  (0.2)  0.1   0.2   0.5                           Mobility                              Pre-InterCo      (0.5)  (0.2)  0.3   0.5   0.7   1.0         InterCo adj.      0.1   0.0   0.1   0.0   0.1   0.1         Post-InterCo      (0.4)  (0.2)  0.3   0.5   0.8   1.0                           Financial Services                            Pre-InterCo        (0.2)  (0.5)  (0.2)  (0.3)  (0.3)  (0.1)      InterCo adj.        (0.0)  (0.0)  (0.2)  (0.1)  (0.2)  (0.2)      Post-InterCo        (0.2)  (0.5)  (0.4)  (0.5)  (0.4)  (0.3)                          Enterprise & Others                            Pre-InterCo        (0.0)  (0.0)  (0.0)  0.0   0.1   0.1       InterCo adj.        0.0   0.0   0.0   0.0   0.0   0.0       Post-InterCo        (0.0)  (0.0)  (0.0)  0.0   0.1   0.1                           Regional costs            (0.5)  (0.7)  (0.6)  (0.7)  (0.8)  (0.8)                          Consolidated                          Pre-InterCo          (1.3)  (2.3)  (0.8)  (0.6)  (0.2)  0.5     InterCo adj.          0.0   0.0   (0.0)  (0.0)  0.0   (0.0)    Post-InterCo          (1.3)  (2.3)  (0.8)  (0.6)  (0.2)  0.5   Note: These figures are presented to show segment and consolidated metrics (a) before elimination of intra-group transactions, which means such data includes earnings and other amounts from transactions between entities within the group that are eliminated upon consolidation and (b) after elimination of intra-group transactions, which is the basis on which our consolidated financial data is prepared.

 29  ($M)  2018  2019  2020  Comment  Gross Billing  966  1,667  1,816  Gross Billing is a measure by which the Company evaluates and manages its business. The Company defines Gross Billing as the total sum attributable to the Company from each transaction, without any adjustments for incentives paid to its customers  Drivers and Merchants Base Incentives  (550)  (633)  (223)  Base Incentives refer to the amount of incentives to driver and merchant partners up to the amount of commissions earned by Grab from those drivers and merchants   Adjusted Net Revenue  416  1,034  1,593  Gross Billing less base incentives  Drivers and Merchants Excess Incentives  (371)  (579)  (396)  Excess Incentives occur when payments made to driver/merchant partners exceed Grab’s revenue received from such driver/merchant partners (excess incentives are calculated on a monthly basis for each country and not on a driver-by-driver basis)  Net Revenue1  46  455  1,197  Adjusted Net Revenue less excess incentives  Reconciliation from Net Revenue1 to Adjusted Net Revenue  Note: Our 2018, 2019 and 2020 historical financial data are subject to an ongoing PCAOB auditNet revenue is calculated for each country by cities on a monthly basis and then aggregated

 30  ($B)  2018  2019  2020  EBITDA  (1.3)  (2.3)  (0.8)  Reconciling items:            Other income / expense  0.1   -   -    Interest expense from RCPS  (0.4)  (1.1)  (1.4)   Depreciation / amortization  (0.8)  (0.7)  (0.4)  Net loss  (2.5)  (4.0)  (2.7)  Reconciliation from EBITDA to Net Loss  Note: Our 2018, 2019 and 2020 historical financial data are subject to an ongoing PCAOB audit

 31  Risk factors relating to Grab  Grab faces intense competition across the segments and markets it serves.Grab has had deficiencies in net assets and incurred net losses in each year since inception and may not be able to continue to raise sufficient capital or achieve or sustain profitability. Grab’s brand and reputation are among its most important assets and are critical to the success of its business. The COVID-19 pandemic has materially impacted Grab’s business, is still ongoing, and it or other pandemics or public health threats could adversely affect Grab’s business, financial condition, results of operations and prospects.If Grab fails to manage its growth effectively, its business, financial condition, results of operations and prospects could be materially and adversely affected.Grab’s business may not continue to grow at historical levels, which could adversely affect its prospects. Grab’s business segments are still in relatively early stages of growth, and if these segments do not continue to grow, grow slower than Grab expects, or fail to grow as large as Grab expects or achieve profitability, Grab’s business, financial condition, results of operations and prospects could be materially and adversely affected.The expansion of Grab’s financial services business may not ultimately be successful and could subject Grab to additional requirements and risks.If Grab is unable to maintain and enhance its ecosystem, Grab’s results of operations and prospects could be adversely affected.Grab’s business is subject to both geographic and business concentration risks. Improper, dangerous, illegal or otherwise inappropriate activity by Grab’s consumers or driver or merchant partners or other third parties could harm Grab’s business and reputation and expose Grab to liability. Grab’s pricing methodologies are impacted by a number of factors and ultimately may not be successful in attracting and retaining consumers and driver and merchant partners.Grab may not be able to make acquisitions or investments, or successfully integrate them into Grab’s business.Failure to safeguard the personal and business sensitive data of Grab’s consumers and driver and merchant partners, and protect Grab’s network against security breaches, could damage its reputation and brand, resulting in an adverse effect on its business and results of operations.Grab is subject to various anti-corruption laws. Grab has substantially completed an internal investigation into potential violations of certain anti-corruption laws related to its operations in one of the countries in which it operates and has voluntarily self-reported the potential violations to the U.S. Department of Justice. Although Grab does not believe the issues that were the subject of its internal investigation would result in material financial penalties, there can be no assurance that failure to comply with any such laws would not have a material adverse effect on it.The proper uninterrupted functioning of Grab’s highly complex information technology platform is essential to Grab’s business. Grab’s business depends upon the interoperability of Grab’s Superapp and platform with different devices, operating systems and third-party software that Grab does not control.

 32  Risk factors relating to Grab (cont’d)  Grab relies to a large extent on third-party cloud infrastructure services providers, including Amazon Web Services and Microsoft Azure, and any disruption of or interference with Grab’s use of their services could adversely affect Grab’s business, financial condition, results of operations and prospects. Security breaches involving sensitive and confidential information could also expose Grab to liability under various laws and regulations across jurisdictions and increase the risk of litigation and governmental investigation. If Grab does not adequately protect its intellectual property rights, or if third parties claim that Grab is misappropriating the intellectual property of others, Grab may incur significant costs and its business, financial condition, results of operations and prospects may be adversely affected. Grab relies on its partnerships with financial institutions and other third parties for the payment processing infrastructure, and if these elements become unavailable or unavailable on favorable terms, Grab’s business, financial condition, results of operations and prospects could be materially and adversely affected. Unfavorable media coverage could harm Grab’s business, financial condition, results of operations and prospects.Grab relies on third-party background check providers to screen potential drivers and they may fail to provide accurate information. Grab’s company culture has contributed to its success and if Grab cannot maintain and evolve Grab’s culture as it grows, Grab’s business could be materially and adversely affected.Grab depends on talented, experienced and committed personnel, including engineers, to grow and operate Grab’s business, and if Grab is unable to recruit, train, motivate and retain qualified personnel, Grab’s business, financial condition, results of operations and prospects may be materially and adversely affected.Grab faces intense competition for highly skilled personnel, especially engineers.Grab’s business is subject to numerous legal and regulatory risks that could have an adverse impact on Grab’s business and prospects. Grab’s business is subject to extensive and evolving regulation and oversight relating to the provision of payment and financial services.If Grab’s drivers are reclassified as employees, there may be adverse business, financial, tax, legal and other consequences.Grab is exposed to fluctuations in currency exchange rates.Grab tracks certain operational metrics with internal systems and tools and do not independently verify such metrics. Certain of Grab’s operational metrics are subject to inherent challenges in measurement, and any real or perceived inaccuracies in such metrics may adversely affect Grab’s business and reputation.Industry data, projections and estimates contained in this proxy statement/prospectus are inherently uncertain and subject to interpretation. Accordingly, you should not place undue reliance on such information.

 33  Risk factors relating to Grab (cont’d)  Grab’s business depends heavily on insurance coverage provided by third parties, and Grab is subject to the risk that this may be insufficient or that insurance providers may be unable to meet their obligations. Grab has incurred a significant amount of debt and may in the future incur additional indebtedness. Grab’s payment obligations under such indebtedness may limit the funds available to us, and the terms of Grab’s debt agreements may restrict its flexibility in operating its business. Increases in fuel, food, labor, energy, and other costs could adversely affect Grab.An increase in the use of credit and debit cards may result in lower growth or a decline in the use of Grab’s e- wallet services.Grab’s reported results of operations may be adversely affected by changes in accounting principles.Changes in, or failure to comply with, competition laws could adversely affect Grab.Adverse litigation judgments or settlements resulting from legal proceedings in which Grab may be involved could expose Grab to monetary damages or limit the ability to operate its business.Grab allows consumers to pay for services using cash, which raises numerous regulatory, operational, and safety concerns. If Grab does not successfully manage those concerns, Grab could become subject to adverse regulatory actions and suffer reputational harm or other adverse financial and accounting consequences. Grab may be affected by governmental economic and trade sanctions laws and regulations that apply to Myanmar. Grab in certain jurisdictions is subject to restrictions on foreign ownership.Grab is subject to risks associated with operating in the rapidly evolving Southeast Asia, and Grab is therefore exposed to various risks inherent in operating and investing in the region. Grab’s revenue and net income may be materially and adversely affected by any economic slowdown or developments in the social, political, regulatory and economic environments in any regions of Southeast Asia as well as globally.Uncertainties with respect to the legal system in certain markets in Southeast Asia could adversely affect Grab.Grab could face uncertain tax liabilities in various jurisdictions where Grab operates, and suffer adverse financial consequences as a result. Natural events, wars, terrorist attacks and other acts of violence involving any of the countries in which Grab has operations could adversely affect its operations. During the interim period, Grab is prohibited from entering into certain transactions that might otherwise be beneficial to Grab or its shareholders. Grab is subject to risks associated with strategic alliances and partnerships.

 Disclaimer      2  Forward-Looking StatementsThis document includes “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed transaction between Grab Holdings Inc. (“Grab”), J1 Holdings Inc. (“PubCo”) and Altimeter Growth Corp. (“AGC”), and also contains certain financial forecasts and projections. All statements other than statements of historical fact contained in this document, including, but not limited to, statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of Grab, market size and growth opportunities, competitive position, technological and market trends and the potential benefits and expectations related to the terms and timing of the proposed transactions, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or other similar expressions. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of AGC and Grab, which are all subject change due to various factors including, without limitation, changes in general economic conditions as a result of COVID-19. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this document, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.The forward-looking statements and financial forecasts and projections contained in this document are subject to a number of factors, risks and uncertainties. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the timing and structure of the business combination; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; the inability of the parties to successfully or timely consummate the business combination, the PIPE investment and other transactions in connection therewith, including as a result of the COVID-19 pandemic or the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the shareholders of AGC or Grab is not obtained; the risk that the business combination disrupts current plans and operations of AGC or Grab as a result of the announcement and consummation of the business combination; the ability of Grab to grow and manage growth profitably and retain its key employees including its chief executive officer and executive team; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the business combination; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to Grab; the amount of redemption requests made by AGC’s shareholders and the amount of funds available in the AGC trust account; the overall level of demand for Grab’s services; general economic conditions and other factors affecting Grab’s business; Grab’s ability to implement its business strategy; Grab’s ability to manage expenses; changes in applicable laws and governmental regulation and the impact of such changes on Grab’s business, Grab’s exposure to litigation claims and other loss contingencies; the risks associated with negative press or reputational harm; disruptions and other impacts to Grab’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; Grab’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Grab’s technology infrastructure; changes in tax laws and liabilities; and changes in legal, regulatory, political and economic risks and the impact of such changes on Grab’s business. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of PubCo’s registration statement on Form F-4, the proxy statement/consent solicitation statement/prospectus discussed below, AGC’s Quarterly Report on Form 10-Q and other documents filed by PubCo or AGC from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither AGC nor Grab presently know, or that AGC or Grab currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect AGC’s and Grab’s expectations, plans, projections or forecasts of future events and view. If any of the risks materialize or AGC’s or Grab’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.Forward-looking statements speak only as of the date they are made. AGC and Grab anticipate that subsequent events and developments may cause their assessments to change. However, while PubCo, AGC and Grab may elect to update these forward-looking statements at some point in the future, PubCo, AGC and Grab specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by Grab nor AGC or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing AGC’s or Grab’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, the analyses of Grab and AGC contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Grab, AGC or any other entity.  34

 Disclaimer (cont’d)      2  Non-IFRS Financial MeasuresThis document may also include references to non-IFRS financial measures. Such non-IFRS measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with IFRS, and such non-IFRS measures may be different from non-IFRS financial measures used by other companies. Important Information About the Proposed Transactions and Where to Find ItThis document relates to a proposed transaction between Grab and AGC. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed transactions will be submitted to shareholders of AGC for their consideration. PubCo intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to AGC’s shareholders in connection with AGC’s solicitation for proxies for the vote by AGC’s shareholders in connection with the proposed transactions and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Grab’s shareholders in connection with the completion of the proposed business combination. AGC and PubCo also will file other documents regarding the proposed transaction with the SEC. After the Registration Statement has been filed and declared effective, AGC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed transactions. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that AGC will send to its shareholders in connection with the business combination. AGC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with AGC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transactions, because these documents will contain important information about AGC, PubCo, Grab and the proposed transactions. Shareholders and investors may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by AGC, without charge, at the SEC's website located at www.sec.gov or by directing a request to AGC. The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document.INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.Participants in the SolicitationAGC, PubCo and Grab and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from AGC’s shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of AGC’s shareholders in connection with the proposed transactions will be set forth in PubCo’s proxy statement/prospectus when it is filed with the SEC. You can find more information about AGC’s directors and executive officers in AGC’s final prospectus filed with the SEC on September 30, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.No Offer or SolicitationThis document is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.   35